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                  THE GABELLI
                  CONVERTIBLE
                  SECURITIES
                  FUND, INC.


SEMI-ANNUAL REPORT
JUNE 30, 2001

                  [MOUNTAIN GRAPHIC OMITTED]
                  THE GABELLI
                  CONVERTIBLE
                  SECURITIES
                  FUND, INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.


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                      MORNINGSTAR RATED[TRADEMARK] GABELLI
               CONVERTIBLE SECURITIES FUND 4 STARS OVERALL AND FOR
                  THE THREE- AND TEN-YEAR PERIOD ENDED 06/30/01
         AMONG 50 AND 35 CLOSED-END DOMESTIC EQUITY FUNDS, RESPECTIVELY.
       THE FUND WAS RATED 3 STARS FOR THE FIVE-YEAR PERIOD ENDED 06/30/01
                   AMONG 50 CLOSED-END DOMESTIC EQUITY FUNDS.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

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                  [MOUNTAIN GRAPHIC OMITTED]
                  THE GABELLI
                  CONVERTIBLE
                  SECURITIES
                  FUND, INC.


TO OUR SHAREHOLDERS,

      As hybrid securities with equity and fixed income characteristics, convertible security performance is impacted by stock and bond market trends. In the second quarter of 2001, bonds were relatively flat. Stocks rallied strongly in April and early May, but gave considerable ground in June. The Fund closed the quarter with a respectable gain, modestly trailing the return on the Standard & Poor's ("S&P") 500 Index.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Convertible Securities Fund's (the "Fund") net asset value ("NAV") total return was up 4.34% after adjusting for the reinvestment of the $0.20 per share distribution paid on June 25, 2001. The S&P 500 Index and the Lipper Convertible Securities Fund Average rose 5.85% and 3.62%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund rose 5.90% over the trailing twelve-month period after adjusting for the reinvestment of the $1.30 per share in distributions. The S&P 500 Index and Lipper Convertible Securities Fund Average declined 14.82% and 10.65%, respectively, over the same twelve-month period.

      For the two-year period ended June 30, 2001, the Fund's total return averaged 3.72% annually, including reinvestments of $2.33 per share in distributions. The S&P 500 Index declined 4.42% annually, while the Lipper Convertible Securities Fund Average rose 6.76% annually, over the same two-year period. For the five-year period ended June 30, 2001, the Fund's total return averaged 8.35% annually, including reinvestments of $5.105 per share in distributions, versus average annual total returns of 14.48% and 10.65% for the S&P 500 Index and Lipper Convertible Securities Fund Average, respectively.

      Since inception on July 3, 1989 through June 30, 2001, the Fund had a cumulative total return of 192.86%, including adjustments of $11.366 per share for distributions, which equates to an average annual total return of 9.37%.

      The Fund's common shares ended the second quarter at $10.75 per share on the New York Stock Exchange, a premium to the net asset value of 3.37% and a total return of 7.43% for the second quarter. The Fund's common shares rose 25.30% over the trailing twelve-month period after adjusting for all distributions.

CORPORATE GOVERNANCE - GCV TRADING AT A PREMIUM!

      In past reports, we have outlined several management initiatives that the Board of Directors has taken to increase the Fund's public market price to a level equal to or exceeding the Fund's net asset value. These initiatives included a stock repurchase plan, a managed 8% Distribution Policy and the issuance of preferred stock. Additionally, when the Fund converted to closed-end status in March 1995, we expressed our intent to have the Fund's common shares track the Fund's net asset value.

      We are happy to report to you that the public market price is now at a premium to the net asset value. As of the writing of this shareholder letter (August 8, 2001), the Fund's shares were trading at a premium of 3.65% to the Fund's net asset value. This is a testament to our pro-active shareholder initiatives and the consistency of our performance over time.

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long-term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

INVESTMENT RESULTS (a)(c)

                                              Quarter
                            ----------------------------------------
                              1st        2nd       3rd         4th     Year
                              ---        ---       ---         ---     ----
  2001:   Net Asset Value ..$10.16     $10.40        --          --       --
          Total Return .....   3.4%       4.3%       --          --       --
-------------------------------------------------------------------------------
  2000:   Net Asset Value ..$11.32     $11.16    $10.93      $10.02   $10.02
          Total Return .....   1.3%       0.6%     (0.1)%      (1.8)%    0.0%
-------------------------------------------------------------------------------
  1999:   Net Asset Value ..$11.45     $12.13    $11.67      $11.40   $11.40
          Total Return .....   1.8%       7.8%     (2.0)%       1.7%     9.4%
-------------------------------------------------------------------------------
  1998:   Net Asset Value ..$11.87     $11.66    $10.96      $11.45   $11.45
          Total Return .....   5.3%       0.0%     (4.2)%       7.4%     8.3%
-------------------------------------------------------------------------------
  1997:   Net Asset Value ..$11.13     $11.38    $11.81      $11.48   $11.48
          Total Return .....   1.7%       3.5%      5.0%        2.8%    13.5%
-------------------------------------------------------------------------------
  1996:   Net Asset Value ..$11.28     $11.33    $11.23      $11.08   $11.08
          Total Return .....   3.6%       1.6%      0.3%        2.6%     8.4%
-------------------------------------------------------------------------------
  1995:   Net Asset Value ..$11.14     $11.51    $11.64      $11.01   $11.01
          Total Return .....   5.1%       5.2%      3.0%        1.1%    15.0%
-------------------------------------------------------------------------------
  1994:   Net Asset Value ..$11.54     $11.39    $11.60      $10.60   $10.60
          Total Return .....   0.2%      (1.3)%     1.8%       (0.9)%   (0.2)%
-------------------------------------------------------------------------------
  1993:   Net Asset Value ..$12.07     $12.36    $12.75      $11.52   $11.52
          Total Return .....   5.4%       2.4%      3.2%        1.5%    13.1%
-------------------------------------------------------------------------------
  1992:   Net Asset Value ..$11.29     $11.52    $11.90      $11.45   $11.45
          Total Return .....   3.5%       2.0%      3.3%        3.6%    13.0%
-------------------------------------------------------------------------------
  1991:   Net Asset Value ..$11.06     $11.27    $11.57      $10.91   $10.91
          Total Return .....   5.6%       1.9%      2.7%        1.8%    12.5%
-------------------------------------------------------------------------------
  1990:   Net Asset Value ..$10.56     $10.68    $10.56      $10.47   $10.47
          Total Return .....   1.5%       2.1%     (1.1)%       3.8%     6.3%
-------------------------------------------------------------------------------
  1989:   Net Asset Value ..    --         --    $10.54      $10.51   $10.51
          Total Return .....    --         --       5.4%(b)     0.8%     6.3%(b)
-------------------------------------------------------------------------------

         AVERAGE ANNUAL RETURNS - JUNE 30, 2001 (A)
         ------------------------------------------

  1 Year ......................................... 5.90%
  5 Year ......................................... 8.35%
  10 Year ........................................ 9.19%
  Life of Fund (b) ............................... 9.37%

(a) Based on initial net asset value of $10.00. Total returns and average annual returns reflect changes in net asset value and reinvestment of distributions and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on July 3, 1989.

(c) The Fund converted to closed-end status on March 31, 1995.
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                                       2
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TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at the Fund and for over 24 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value estimates.

      Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The convertible market, as measured by the Merrill Lynch All Convertible Index, gained 4.4% during the second quarter, reflecting the strength in the U.S. equity market. This compared to a 5.9% rise in the S&P 500. Year to date, convertibles have demonstrated their defensive qualities by falling only 1.9% versus a decline of 6.7% by the S&P 500. The average convertible now has a conversion premium of 49% (up from 37% at the start of the year) and a current yield of 3.8% (versus 4.5%). The higher conversion premium and lower current yield are partly due to the recent flood of zero-coupon contingent deals coming to the market. These transactions offer important tax and accounting benefits to the issuer, but appeal primarily to non-taxable investors. Consequently, zero-coupon convertibles have grown from 10% of the market at the end of 2000 to over 30% currently.

      Since the beginning of the year, the domestic convertible market has grown from $155 billion to $188 billion. This growth has been the consequence of a strong new issue calendar and lower redemption levels. New issuance is up 62% to $57 billion over the comparable period last year, which is just shy of last year's total record of $60 billion.

      The best performing sector in the convertible market during the second quarter was Healthcare (+13%), while Utilities (-12%) was the worst performing. Year to date, the Consumer Discretionary (+19%) and Materials (+18%) sectors standout as winners while Telecommunications (-12%) was a laggard. Meanwhile, during the quarter, speculative grade convertibles outperformed investment grade issues (+4.8% versus +2.4%), which were less equity sensitive; small capitalization companies beat large capitalization names (+5.7% versus +4.7%); and growth bested value (+6.9% versus +1.0%). Finally, balanced convertibles were the best performing during the quarter (+7.2%), but busted convertibles are leading the way year to date (+9.3%).

COMMENTARY

A TUG OF WAR

      As evidenced by a record number of pre-announced earnings shortfalls in the second quarter, six Federal Reserve Board ("Fed") interest rate cuts this year totaling 275 basis points (2.75%) have yet to revive the sagging U.S. economy. This should not come as a surprise. It takes time for Fed rate cuts to work their magic, but the rabbit eventually emerges from the hat. The $300-$600 federal income tax rebate many Americans will be receiving in August/September should provide a modest boost for the economy. Granted, higher utilities bills and expensive gasoline will soak up some of this cash. However, the tax rebate should put consumers in a better mood and provide part of the underpinning for a consumer led economic recovery beginning in the fourth quarter. We also believe inventory in all but telecommunications/technology will have largely worked through the system at that point. Energy prices have abated providing further relief.

      When will the stock market begin anticipating an economic recovery? In a sense, it already has. The April/early-May rally demonstrated that investors were at least temporarily willing to look past poor short-term earnings prospects and forward to better times in 2002. Unfortunately, when confronted with second quarter earnings "confessions" and warnings that profits were not likely to improve in the third quarter, investors abandoned the "long view" and once again focused on the short-term earnings negatives. We may see this pattern hold for the balance of the year, as market rallies are cut short by bad earnings news. So, we think it will be difficult for the broad market indices to make much progress this year.

      Intermediate term bonds were flat in the second quarter, but long bonds retreated, signally the market's concern that aggressive Fed easing may create inflationary pressure over the longer term. With the Fed reducing interest rates by 25 rather than 50 basis points at its late June meeting, the longer end of the bond market may firm.

INVESTMENT SCORECARD

      This quarter's winners came from a wide variety of industry groups including broadcasting (Granite Broadcasting), bananas (Chiquita), industrial cyclicals (WHX Corp.), and utilities (Northeast Utilities). Telecommunications companies dominated our laggard's list, with Rogers Communications, United States Cellular, and Nextel Communications retreating.

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equity and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive workouts) when appropriate. We purchased mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on lower risk transactions.

      Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value-oriented discipline. At the same time, a sampling of our convertible securities has been called by their issuers and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations that were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend that we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (5.00% CV. PFD.), will soon become the country's largest independent local exchange carrier with about 3 million access lines once it completes several acquisitions of over 2 million lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, the company will reposition itself as a pure telecommunications company. Citizens also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $1.31 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06), begun in 1919, owns, manages, and/or franchises nearly 1,800 hotels with 300,000 rooms worldwide. Hilton's portfolio of brands, in addition to Hilton, now includes Hampton Inn, DoubleTree, Embassy Suites, Homewood Suites, Red Lion Hotels and Inns, and Conrad International. The Company serves a variety of markets ranging from first class luxury hotels and resorts to value-oriented lodgings, kitchen-equipped suites, and vacation timeshare units. Well-known hotel properties include The Waldorf-Astoria in New York and Chicago's Palmer House Hilton.

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

ROBBINS & MYERS INC. (SUB. DEB. CV., 6.50%, 09/01/03) is an international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as: specialty chemicals, pharmaceuticals, water treatment, oil and gas, and food and beverage. The Energy Systems business, with a $12 million backlog along with higher sustained crude oil and natural gas prices and increased drilling activity, should remain strong through the balance of fiscal 2001. We think that revenues in the Process Systems segment will be down in 2001 due to weakness in end markets, but with a backlog of almost $86 million, the segment is well positioned for the future. The company will continue to use its strong cash flow to make acquisitions and develop new products enhancing its growth prospects.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. The company is well positioned to benefit from case-ready packaging and electronic commerce. Sealed Air is a strong free cash flow generator. Such cash flow will be used to pay down debt, make niche acquisitions and buy back stock.

SEQUA CORP. ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical and printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of overhaul and repair to jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 4.00%, 02/01/02), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

WASTE MANAGEMENT INC. (SUB. DEB. CV., 4.00%, 02/01/02) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator and owner of waste-to-energy facilities in the U.S.

SHAREHOLDER MEETING - MAY 14, 2001 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 14, 2001 at the Greenwich Public Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders voting as a single class elected Mario J. Gabelli and Karl Otto Pohl as Directors of the Fund. A total of 6,717,921 votes and 6,695,448 votes were cast in favor of each Director and 49,804 votes and 72,087 votes were withheld for each Director, respectively. Preferred shareholders voting as a separate class elected Felix J. Christiana as a Director of the Fund. A total of 1,153,515 votes were cast in favor of this Director and 8,289 votes were withheld for this Director, respectively.

     E. Val Cerutti, Anthony J. Colavita, Dugald A. Fletcher, Anthony R. Pustorino, Anthonie C. van Ekris and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

      We thank you for your participation and appreciate your continued support.

SPECIAL NOTE

     It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Convertible Securities Fund. The Board of Directors and Officers of the Fund will greatly miss Mr. Christiana.

STOCK REPURCHASE PLAN

      The Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 2001, 305,200 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Fund distributed $0.20 per share on June 25, 2001. The next distribution is scheduled for September 2001.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on June 25, 2001 of $0.50 per share. For the twelve-months ended June 30, 2001, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for September 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                               WHO                 WHEN
                               ---                 ----
      Special Chats:           Mario J. Gabelli    First Monday of each month
                               Howard Ward         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          AUGUST             SEPTEMBER         OCTOBER
                          ------             ---------         -------
      1st Wednesday       Caesar Bryan       Walter Walsh      Ivan Arteaga
      2nd Wednesday       Ivan Arteaga       Caesar Bryan      Tim O'Brien
      3rd Wednesday       Linda Caulkin      Hart Woodson      Susan Byrne
      4th Wednesday       Tim O'Brien        Barbara Marcin    Caesar Bryan
      5th Wednesday       Barbara Marcin                       Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      A strong, albeit short-lived, stock market rally along with a relatively stable bond market helped convertible securities generate respectable returns in the second quarter of 2001. Looking ahead over the next several quarters, we believe convertible security yields will help support prices as stocks struggle to reconcile good news (Fed rate cuts) with bad news (generally lousy earnings). When the stock market begins recovering in 2002, convertibles should participate.

                               Sincerely,
                               /S/ MARIO J. GABELLI
                               MARIO J. GABELLI, CFA
                               Portfolio Manager and Chief Investment Officer

August 8, 2001
--------------------------------------------------------------------------------
            DIVIDEND HISTORY - COMMON STOCK
---------------------------------------------------------

PAYMENT DATE     RATE PER SHARE   REINVESTMENT PRICE
------------     --------------   ------------------

June 25, 2001        $0.200           $10.33
March 26, 2001       $0.200           $10.10
---------------------------------------------------------
December 26, 2000    $0.700           $ 9.80
September 25, 2000   $0.200           $ 9.85
June 26, 2000        $0.200           $ 9.98
March 27, 2000       $0.200           $ 9.71
---------------------------------------------------------
December 27, 1999    $0.430           $10.38
September 27, 1999   $0.200           $10.86
June 28, 1999        $0.200           $11.38
March 29, 1999       $0.200           $11.04
---------------------------------------------------------
December 28, 1998    $0.320           $11.49
September 28, 1998   $0.200           $10.52
June 26, 1998        $0.200           $11.02
March 26, 1998       $0.200           $11.10
---------------------------------------------------------
December 26, 1997    $0.600           $10.49
September 26, 1997   $0.120           $10.44
June 27, 1997        $0.120           $ 9.96

PAYMENT DATE     RATE PER SHARE   REINVESTMENT PRICE
------------     --------------   ------------------

December 27, 1996    $0.375           $ 9.51
September 23, 1996   $0.120           $ 9.73
June 24, 1996        $0.120           $10.17
March 25, 1996       $0.120           $10.41
---------------------------------------------------------
December 27, 1995    $0.750           $10.95
September 27, 1995   $0.200           $11.10
June 27, 1995        $0.200           $11.21
---------------------------------------------------------
December 31, 1994    $0.900           $10.60
December 31, 1993    $1.425           $11.52
December 31, 1992    $0.876           $11.45
December 31, 1991    $0.865           $10.91
December 31, 1990    $0.490           $10.47
June 28, 1990        $0.100           $10.68
March 29, 1990       $0.100           $10.55
December 29, 1989    $0.115           $10.51
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  SELECTED CONVERTIBLE HOLDINGS
                          JUNE 30, 2001
                          -------------

Citizens Communications Co. (5.00% Cv. Pfd.)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)
Robbins & Myers Inc. (Sub. Deb. Cv., 6.50%, 09/01/03)

Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Sequa Corp. ($5.00 Cv. Pfd.)
Standard Motor Products Inc. (Sub. Deb. Cv., 6.75%, 07/15/09)
Waste Management Inc. (Sub. Deb. Cv., 4.00%, 02/01/02)
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

  PRINCIPAL                                               MARKET
   AMOUNT                                     COST        VALUE
   ------                                     ----        -----
               CONVERTIBLE CORPORATE BONDS -- 40.9%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.2%
   $ 800,000   Exide Corp., Sub. Deb. Cv.
                 2.90%, 12/15/05 (b) ...  $  561,492   $  337,500
     350,000   Pep Boys - Manny, Moe
                 & Jack, Sub. Deb. Cv.
                 Zero Cpn., 09/20/11 ...     203,516      230,562
   9,000,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 .......   7,054,595    6,333,750
                                          ----------   ----------
                                           7,819,603    6,901,812
                                          ----------   ----------
               AVIATION: PARTS AND SERVICES -- 4.0%
   4,711,000   Kaman Corp., Sub. Deb. Cv.
                 6.00%, 03/15/12 .......   4,467,380    4,499,005
                                          ----------   ----------
               BROADCASTING -- 0.0%
      15,000   Granite Broadcasting Corp.,
                 Sub. Deb. Cv.
                 8.88%, 05/15/08 .......       7,146       10,125
                                          ----------   ----------
               BUILDING AND CONSTRUCTION -- 0.0%
      10,000   Foster Wheeler Ltd.,
                 Sub. Deb. Cv.
                 6.50%, 06/01/07 (b) ...      10,000        8,225
                                          ----------   ----------
               BUSINESS SERVICES -- 2.2%
     900,000   BBN Corp., Sub. Deb. Cv.
                 6.00%, 04/01/12 (a) ...     882,014      870,750
      10,000   First Data Corp.,
                 Sub. Deb. Cv.
                 2.00%, 03/01/08 .......       9,940       10,562
   1,800,000   Trans-Lux Corp.,
                 Sub. Deb. Cv.
                 7.50%, 12/01/06 .......   1,734,924    1,516,500
                                          ----------   ----------
                                           2,626,878    2,397,812
                                          ----------   ----------
               COMPUTER SOFTWARE AND SERVICES -- 0.3%
     450,000   Exodus Communications Inc.,
                 Sub. Deb. Cv.
                 5.25%, 02/15/08 .......     301,237      100,125
     350,000   QuadraMed Corp.,
                 Sub. Deb. Cv.
                 5.25%, 05/01/05 .......     241,281      217,875
                                          ----------   ----------
                                             542,518      318,000
                                          ----------   ----------
               CONSUMER PRODUCTS -- 0.6%
   1,500,000   Pillowtex Corp.,
                 Sub. Deb. Cv.
                 6.00%, 03/15/12 .......     120,955          234

  PRINCIPAL                                               MARKET
   AMOUNT                                     COST        VALUE
   ------                                     ----        -----
$  750,000   Standard Commercial Corp.,
                 Sub. Deb. Cv.
                 7.25%, 03/31/07 .......  $  645,952   $  665,625
                                          ----------   ----------
                                             766,907      665,859
                                          ----------   ----------
               CONSUMER SERVICES -- 4.5%
 4,000,000   CUC International Inc.,
                 Sub. Deb. Cv.
                 3.00%, 02/15/02 .......   3,935,196    3,955,000
 1,100,000   Ogden Corp., Sub. Deb. Cv.
                 6.00%, 06/01/02 .......   1,044,818    1,083,500
                                          ----------   ----------
                                           4,980,014    5,038,500
                                          ----------   ----------
               ELECTRONICS -- 2.1%
               ASM Lithography
                 Holding, Cv.
    40,000(d) 2.50%, 04/09/05 ..........      24,492       21,341
    10,000(d) 2.50%, 04/09/05 (b) ......       6,123        5,335
 2,300,000   Thermo Electron Corp.,
                 Sub. Deb. Cv.
                 4.25%, 01/01/03 (b) ...   2,238,522    2,254,000
                                          ----------   ----------
                                           2,269,137    2,280,676
                                          ----------   ----------
               ENERGY AND UTILITIES -- 1.1%
   200,000   Devon Energy Corp.,
                 Sub. Deb. Cv.
                 4.95%, 08/15/08 .......     193,822      201,500
   200,000   Friede Goldman Halter Inc.,
                 Sub. Deb. Cv.
                 4.50%, 09/15/04 .......     134,206       31,000
 1,100,000   Moran Energy Inc.,
                 Sub. Deb. Cv.
                 8.75%, 01/15/08 .......     778,382    1,034,000
                                          ----------   ----------
                                           1,106,410    1,266,500
                                          ----------   ----------
               ENTERTAINMENT -- 0.7%
     800,000   USA Networks Inc.,
                 Sub. Deb. Cv.
                 7.00%, 07/01/03 .......     771,527      827,000
                                          ----------   ----------
               ENVIRONMENTAL SERVICES -- 6.7%
   7,500,000   Waste Management Inc.,
                 Sub. Deb. Cv.
                 4.00%, 02/01/02 .......   7,350,188    7,434,375
                                          ----------   ----------
               EQUIPMENT AND SUPPLIES -- 1.9%
   1,950,000   Robbins & Myers Inc.,
                 Sub. Deb. Cv.
                 6.50%, 09/01/03 .......   1,925,364    2,152,312
                                          ----------   ----------

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)

  PRINCIPAL                                               MARKET
   AMOUNT                                     COST        VALUE
   ------                                     ----        -----
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               FOOD AND BEVERAGE -- 0.0%
$  110,000   Boston Chicken Inc.,
                 Sub. Deb. Cv.
                 7.75%, 05/01/04+ (e) ..  $   47,366   $        0
   150,000   Chiquita Brands
                 International Inc., Cv.
                 7.00%, 03/28/01+ (e) ..     150,000       41,250
                                          ----------   ----------
                                             197,366       41,250
                                          ----------   ----------
               HEALTH CARE -- 0.0%
    10,000   Inhale Therapeutic Systems,
                 Sub. Deb. Cv.
                 6.75%, 10/13/06 (b) ...      10,380       15,588
    10,000   Invitrogen Corp.,
                 Sub. Deb. Cv.
                 5.50%, 03/01/07 .......      10,100       10,950
   150,000   Sabratek Corp.,
                 Sub. Deb. Cv.
                 Zero Cpn., 04/15/05+ (e)     84,763            0
                                          ----------   ----------
                                             105,243       26,538
                                          ----------   ----------
               HOTELS AND GAMING -- 4.3%
 5,330,000   Hilton Hotels Corp.,
                 Sub. Deb. Cv.
                 5.00%, 05/15/06 .......   4,726,546    4,823,650
                                          ----------   ----------
               PAPER AND FOREST PRODUCTS -- 1.4%
   200,000   Riverwood International Corp.,
                 Sub. Deb. Cv.
                 6.75%, 09/15/03 .......     199,836      230,890
 1,400,000   Thermo Fibertek Inc., Cv.
                 4.50%, 07/15/04 (b) ...   1,235,843    1,293,250
                                          ----------   ----------
                                           1,435,679    1,524,140
                                          ----------   ----------
               PUBLISHING -- 1.1%
   650,000   News America Holdings Inc.,
                 Sub. Deb. Cv.
                 Zero Cpn., 03/31/02 ...     614,297    1,044,063
   200,000   Times Mirror Ltd.,
                 Sub. Deb. Cv.
                 Zero Cpn., 04/15/17 ...     104,224      124,750
    50,000(c) United News & Media plc,
                 Sub. Deb. Cv.
                 6.13%, 12/03/03 .......      84,902       69,684
                                          ----------   ----------
                                             803,423    1,238,497
                                          ----------   ----------
               RETAIL -- 0.3%
      60,000   Costco Companies Inc.,
                 Sub. Deb. Cv.
                 Zero Cpn., 08/19/17 ...      43,079       59,475

  PRINCIPAL                                               MARKET
   AMOUNT                                     COST        VALUE
   ------                                     ----        -----
   $ 300,000   Rite Aid Corp.,
                 Sub. Deb Cv.
                 5.25%, 09/15/02 .......  $  168,991   $  286,875
                                          ----------   ----------
                                             212,070      346,350
                                          ----------   ----------
               SPECIALTY CHEMICALS -- 1.6%
     900,000   IVAX Corp.,
                 Sub. Deb. Cv.
                 5.50%, 05/15/07 (b) ...     900,000    1,289,250
     500,000   Thermo Instrument
                 Systems Inc.,
                 Sub. Deb. Cv.
                 4.50%, 10/15/03 (b) ...     485,302      465,000
                                          ----------   ----------
                                           1,385,302    1,754,250
                                          ----------   ----------
               TELECOMMUNICATIONS -- 0.8%
      80,000   Amnex Inc., Sub. Deb. Cv.
                 8.50%, 09/25/02+ (b) (e)     77,029            0
      90,000   Bell Atlantic Corp., Cv.
                 4.25%, 09/15/05 .......      97,381       88,313
      10,000   Bell Atlantic Corp., Cv.
                 4.25%, 09/15/05 (b) ...      10,233        9,875
     900,000   NTL Inc., Sub. Deb. Cv.
                 5.75%, 12/15/09 .......     455,571      299,250
     500,000   Rogers Communications Inc.,
                 Sub. Deb. Cv.
                 2.00%, 11/26/05 .......     379,415      390,625
     250,000   XO Communications Inc.,
                 Sub. Deb. Cv.
                 5.75%, 01/15/09 (b) ...     154,116       50,000
                                          ----------   ----------
                                           1,173,745      838,063
                                          ----------   ----------
               WIRELESS COMMUNICATIONS -- 1.1%
     100,000   Nextel Communications Inc.,
                 Cv. 6.00%, 06/01/11 (b)      99,007       95,750
   1,000,000   Nextel Communications Inc.,
                 Sub. Deb. Cv.
                 5.25%, 01/15/10 .......     692,645      615,000
   1,000,000   United States Cellular Corp.,
                 Sub. Deb. Cv.
                 Zero Cpn., 06/15/15 ...     674,686      547,500
                                          ----------   ----------
                                           1,466,338    1,258,250
                                          ----------   ----------
               TOTAL CONVERTIBLE
                CORPORATE BONDS ........  46,148,784   45,651,189
                                          ----------   ----------
    SHARES
    ------
               CONVERTIBLE PREFERRED STOCKS -- 13.1%
               AEROSPACE -- 1.3%
      14,020   Northrop Grumman Corp.,
                 7.00% Cv. Pfd., Ser. B    1,633,610    1,500,140
                                          ----------   ----------

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)

                                                          MARKET
    SHARES                                    COST        VALUE
    ------                                    ----        -----
               CONVERTIBLE PREFERRED STOCKS (CONTINUED)
               AVIATION: PARTS AND SERVICES -- 1.8%
               Coltec Capital Trust,
      25,000     5.25% Cv. Pfd. ........  $1,032,875  $ 1,093,750
      21,000     5.25% Cv. Pfd. (b) ....     985,500      910,875
                                          ----------  -----------
                                           2,018,375    2,004,625
                                          ----------  -----------
               CABLE -- 0.3%
       1,000   MediaOne Group Inc.,
                 4.50% Cv. Pfd., Ser. D       26,800       25,100
               UnitedGlobalCom Inc.,
       2,000     7.00% Cv. Pfd. (b) ....      49,500       32,750
      15,000     7.00% Cv. Pfd., Ser. C      520,850      245,625
                                          ----------  -----------
                                             597,150      303,475
                                          ----------  -----------
               DIVERSIFIED INDUSTRIAL -- 0.5%
       2,000   GATX Corp.,
                 $2.50 Cv. Pfd. ........     259,050      420,000
      18,000   WHX Corp.,
                 6.50% Cv. Pfd., Ser. A      156,662      108,000
       6,100   WHX Corp.,
                 $3.75 Cv. Pfd., Ser. B       30,881       31,110
                                          ----------  -----------
                                             446,593      559,110
                                          ----------  -----------
               ENERGY AND UTILITIES -- 0.4%
         200   KCS Energy Inc.,
                 5.00% Cv. Pfd., Ser. A      200,000      407,000
       2,000   Semco Capital Trust II,
                 11.00% Cv. Pfd. .......      24,000       24,600
                                          ----------  -----------
                                             224,000      431,600
                                          ----------  -----------
               ENTERTAINMENT -- 0.1%
       2,500   Metromedia International
                 Group Inc.,
                 7.25% Cv. Pfd. ........      70,031       37,500
       1,000   Six Flags Inc.,
                 7.25% Cv. Pfd. ........      30,725       30,550
                                          ----------  -----------
                                             100,756       68,050
                                          ----------  -----------
               EQUIPMENT AND SUPPLIES -- 2.1%
      30,000   Sequa Corp.,
                 $5.00 Cv. Pfd. ........   2,314,792    2,340,000
                                          ----------  -----------
               PAPER AND FOREST PRODUCTS -- 2.3%
      65,000   Sealed Air Corp.,
                 $2.00 Cv. Pfd., Ser. A    2,471,918    2,596,750
                                          ----------   ----------
               PUBLISHING -- 0.1%
       5,000   Tribune Co.,
                 6.25% Cv. Pfd. ........      92,750      112,750
                                          ----------   ----------

                                                          MARKET
    SHARES                                    COST        VALUE
    ------                                    ----        -----
               SPECIALTY CHEMICALS -- 0.0%
       3,000   Merrill Lynch & Co.
                 (IMC Global),
                 6.25% Cv. Pfd. ......... $   52,962  $    27,563
                                          ----------  -----------
               TELECOMMUNICATIONS -- 4.2%
       9,000   BroadWing Inc.,
                 6.75% Cv. Pfd., Ser. B .    418,580      427,500
      74,500   Citizens Communications Co.,
                 5.00% Cv. Pfd. .........  3,724,351    3,725,000
      10,000   Philippine Long Distance
                 Telephone Co.,
                 $3.50 Cv. Pfd., Ser. III    446,144      311,000
       1,500   TCI Pacific
                 Communications Inc.,
                 5.00% Cv. Pfd. .........    134,838      213,750
                                          ----------  -----------
                                           4,723,913    4,677,250
                                          ----------  -----------
               WIRELESS COMMUNICATIONS -- 0.0%
       3,000   Loral Space &
                 Communications Ltd.,
                 6.00% Cv. Pfd., Ser. D .     54,750       44,250
                                          ----------  -----------
               TOTAL CONVERTIBLE
                PREFERRED STOCKS ........ 14,731,569   14,665,563
                                          ----------  -----------

                                                          MARKET
    SHARES                                    COST        VALUE
    ------                                    ----        -----
               COMMON STOCKS -- 4.2%
               AVIATION: PARTS AND SERVICES -- 0.3%
      18,000   Kaman Corp., Cl. A .......    181,321      318,600
                                          ----------   ----------
               BROADCASTING -- 0.1%
      38,500   Granite Broadcasting Corp.+    40,906      115,500
                                          ----------   ----------
               ENERGY AND UTILITIES -- 2.4%
       9,000   AGL Resources Inc. .......    159,500      213,750
       7,000   BP plc, ADR ..............    237,270      348,950
      18,000   CH Energy Group Inc. .....    648,257      791,100
      10,000   Conectiv Inc. ............    221,812      216,000
         324   KCS Energy Inc. ..........      1,938        2,138
      10,000   NiSource Inc.+ ...........     20,000       23,700
      20,000   Northeast Utilities ......    403,671      415,000
      10,000   Progress Energy Inc. .....      5,200        5,050
      10,000   RGS Energy Group Inc. ....    364,300      375,000
       2,500   SJW Corp. ................    249,502      213,750
                                          ----------   ----------
                                           2,311,450    2,604,438
                                          ----------   ----------
               EQUIPMENT AND SUPPLIES -- 0.2%
      50,000   Fedders Corp., Cl. A .....    310,916      220,000
                                          ----------   ----------
               FINANCIAL SERVICES -- 0.8%
      29,000   Argonaut Group Inc. ......    674,586      582,900

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)

                                                          MARKET
    SHARES                                    COST        VALUE
    ------                                    ----        -----
               COMMON STOCK (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      10,000   Liberty Financial
                 Companies Inc. ......... $  327,200  $   324,500
                                          ----------  -----------
                                           1,001,786      907,400
                                          ----------  -----------
               HEALTH CARE -- 0.0%
           2   IVAX Corp. ...............          0           78
                                          ----------  -----------
               TELECOMMUNICATIONS -- 0.2%
       1,000   Philippine Long Distance
                 Telephone Co., ADR .....     12,470       14,050
      10,000   Sprint FON Group .........    104,330      213,600
                                          ----------  -----------
                                             116,800      227,650
                                          ----------  -----------
               WIRELESS COMMUNICATIONS -- 0.2%
      10,000   Sprint PCS Group+ ........     99,537      241,500
          49   Winstar
                 Communications Inc.+ ...        438            2
                                          ----------  -----------
                                              99,975      241,502
                                          ----------  -----------
               TOTAL
                COMMON STOCKS ...........  4,063,154    4,635,168
                                          ----------  -----------

   SHARES
------------
               U.S. GOVERNMENT OBLIGATIONS -- 41.6%
 $46,568,000   U.S. Treasury Bills,
                 3.49% to 4.13%++,
                 due 07/05/01 to
                 09/13/01 ..............  46,476,823   46,476,236
                                         ----------- ------------
  TOTAL INVESTMENTS -- 99.8% ...........$111,420,330 $111,428,156
                                        ============
  OTHER ASSETS, LIABILITIES AND
    LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED STOCK -- (26.7)% .........   (29,769,815)
                                                     ============
  NET ASSETS - COMMON STOCK -- 73.1%
    (7,855,044 common shares outstanding) .........    81,658,341
                                                     ------------
  NET ASSETS - PREFERRED STOCK -- 26.9%
    (1,200,000 preferred shares outstanding) ......    30,000,000
                                                     ------------
  TOTAL NET ASSETS -- 100.0% ....................... $111,658,341
                                                     ============

  NET ASSET VALUE PER COMMON SHARE
    ($81,658,341 \ 7,855,044
    shares outstanding)                                    $10.40
                                                           ======

                                                          MARKET
    SHARES                                  PROCEEDS      VALUE
    ------                                  --------      -----
               SECURITIES SOLD SHORT
      30,250   IVAX Corp. .............. $(1,050,751) $(1,179,750)
      50,000   KCS Energy Inc. .........    (476,483)    (330,000)
                                                     ------------
                                                     $ (1,509,750)
                                                     ============
--------------------
               For Federal tax purposes:
               Aggregate cost ...................... $111,420,330
                                                     ============

               Gross unrealized appreciation .......  $ 3,450,150
               Gross unrealized depreciation .......   (3,442,324)
                                                     ------------
               Net unrealized appreciation ......... $      7,826
                                                     ============

--------------------
(a) Security fair valued under procedures established by the Board of Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of Rule 144A securities amounted to $6,767,398 or 6.1% of total net assets.
(c) Principal amount denoted in British Pounds.
(d) Principal amount denoted in Euros.
(e) Bond in default.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR - American Depositary Receipt

                 See accompanying notes to financial statements.

         THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

              STATEMENT OF ASSETS AND LIABILITIES
                   JUNE 30, 2001 (UNAUDITED)
ASSETS:
   Investments, at value (Cost $111,420,330) . $111,428,156
   Cash ......................................          870
   Dividends and interest receivable .........    1,069,781
   Receivable for investments sold ...........    1,527,234
   Receivable from Adviser ...................       61,444
   Other assets ..............................        4,674
                                               ------------
   TOTAL ASSETS ..............................  114,092,159
                                               ------------
LIABILITIES:
   Securities sold short
     (proceeds $1,527,234) ................... $  1,509,750
   Dividends payable .........................      768,675
   Accrued expenses and other payables .......      155,393
                                               ------------
   TOTAL LIABILITIES .........................   2,433,818
                                               ------------
   NET ASSETS ................................ $111,658,341
                                               ============
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (8.00%,
     $25.00 liquidation value, $0.001 par
     value, 2,000,000 shares authorized
     with 1,200,000 shares issued and
     outstanding) ............................  $30,000,000
   Capital stock, at par value ...............        7,855
   Additional paid-in capital ................   81,510,034
   Accumulated net realized gain on investments
     and foreign currency transactions .......      115,141
   Net unrealized appreciation on investments
     and foreign currency transactions .......       25,311
                                               ------------
   TOTAL NET ASSETS .......................... $111,658,341
                                               ============
   NET ASSET VALUE PER COMMON SHARE
     ($81,658,341 \ 7,855,044 shares
     outstanding; 100,000,000 shares
     authorized of $0.001 par value) .........       $10.40
                                                     ======

                   STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
INVESTMENT INCOME:
   Dividends (net of foreign
     taxes of $4,347) ........................ $   551,269
   Interest ..................................   2,785,872
                                               -----------
   TOTAL INVESTMENT INCOME ...................   3,337,141
                                               -----------
EXPENSES:
   Investment advisory fees ..................     375,629
   Shareholder services fees .................      63,686
   Payroll ...................................      50,458
   Shareholder communications expenses .......      37,448
   Directors' fees ...........................      30,130
   Legal and audit fees ......................      29,535
   Custodian fees ............................      16,496
   Miscellaneous expenses ....................      24,494
                                               -----------
   TOTAL EXPENSES ............................     627,876
                                               -----------
   NET INVESTMENT INCOME .....................   2,709,265
                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain on investments ..........   1,742,453
   Net realized loss on foreign
      currency transactions ..................      (1,965)
                                               -----------
   Net realized gain on investments and
     foreign currency transactions ...........   1,740,488
                                               -----------
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ............................   2,798,209
                                               -----------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS .......   4,538,697
                                               -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ......................... $ 7,247,962
                                               ===========

                   STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                                    JUNE 30, 2001     DECEMBER 31,
                                                                                     (UNAUDITED)          2000
                                                                                    -------------   -------------
OPERATIONS:
   Net investment income .........................................................  $   2,709,265   $   5,649,243
   Net realized gain on investments and foreign currency transactions ............      1,740,488       7,129,769
   Net change in unrealized appreciation/depreciation on investments
     and foreign currency transactions ...........................................      2,798,209     (11,116,303)
                                                                                    -------------   -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................      7,247,962       1,662,709
                                                                                    -------------   -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .........................................................     (2,461,406)     (4,434,112)
   Net realized gain on investments and foreign currency transactions ............       (673,812)     (5,582,443)
   In excess of net realized gain on investments and
       foreign currency transactions .............................................             --        (158,945)
                                                                                    -------------   -------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..............................     (3,135,218)    (10,175,500)
                                                                                    -------------   -------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .........................................................       (406,200)     (1,042,230)
   Net realized gain on investments and foreign currency transactions ............       (793,800)     (1,357,770)
                                                                                    -------------   -------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ...........................     (1,200,000)     (2,400,000)
                                                                                    -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions .......................        679,720              --
   Shares repurchased by the Fund ................................................             --      (1,200,514)
                                                                                    -------------   -------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .......................        679,720      (1,200,514)
                                                                                    -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................      3,592,464     (12,113,305)
NET ASSETS:
   Beginning of period ...........................................................    108,065,877     120,179,182
                                                                                    -------------   -------------
   End of period (Including undistributed net investment income
     of $0 and $158,341, respectively) ...........................................  $ 111,658,341   $ 108,065,877
                                                                                    =============   =============

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced investment operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

If the seller defaults and the value of the collateral declines or if bankruptcy
proceedings   are  commenced  with  respect  to  the  seller  of  the  security, realization of the collateral by the Fund may be delayed or limited.

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund's investments. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2001, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2001, the Fund held no forward foreign exchange contracts.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

     FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of the Fund's 8.00% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the six months ended June 30, 2001, the Fund's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the six months ended June 30, 2001, Gabelli & Company, Inc. and its affiliates received $25,424 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

4. PORTFOLIO SECURITIES. Costs of purchases and proceeds from sales of securities, other than short-term securities, for the six months ended June 30, 2001 aggregated $29,156,599 and $30,813,961, respectively.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

5. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares of common stock (par value $0.001).

      Transactions in capital stock were as follows:

                                      SIX MONTHS ENDED
                                       JUNE 30, 2001           YEAR ENDED
                                        (UNAUDITED)         DECEMBER 31, 2000
                                     -------------------  -------------------
                                     Shares    Amount     Shares    Amount
                                     ------    ------     ------    ------
Shares issued upon reinvestment
  of dividends and distributions ....67,299   $679,720        --           --
Shares repurchased by the Fund ......    --        --   (124,900) $(1,200,514)
                                     ------   --------  --------  -----------
Net increase ........................67,299   $679,720  (124,900) $(1,200,514)
                                     ======   ========  ========  ===========

      In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At June 30, 2001, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $46,667. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The Fund shall not declare dividends or make other distributions on 1,200,000 shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the 1940 Act requires that along with approval of the holders of a majority of the holders of Common Stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

      The Adviser has been authorized to repurchase on behalf of the Fund up to 500,000 shares of Common Stock of the Fund in the open market, whenever the shares are trading at a discount of 10% or more from the net asset value of the shares. For the six months ended June 30, 2001, the Fund did not repurchase any shares of Common Stock. All shares of Common Stock repurchased have been retired.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A FUND COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD:         SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001 ------------------------------------------------------
 OPERATING PERFORMANCE:                        (UNAUDITED)    2000        1999        1998       1997        1996
                                              ------------  -------      ------      ------     ------      ------
   Net asset value, beginning of period ......  $  10.02    $  11.40    $  11.45    $  11.48    $  11.08    $ 11.01
                                                --------    --------    --------    --------    --------    -------
   Net investment income .....................      0.34        0.72        0.51        0.53        0.49       0.49
   Net realized and unrealized gain (loss)
     on investments ..........................      0.59       (0.52)       0.77        0.65        1.23       0.31
                                                --------    --------    --------    --------    --------    -------
   Total from investment operations ..........      0.93        0.20        1.28        1.18        1.72       0.80
                                                --------    --------    --------    --------    --------    -------
   Increase in net asset value from capital share
     transactions ............................        --        0.02          --        0.01        0.01         --
                                                --------    --------    --------    --------    --------    -------
   Offering expenses charged to additional
     paid-in capital .........................        --          --          --          --       (0.18)        --
                                                --------    --------    --------    --------    --------    -------
 DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .....................     (0.31)      (0.57)      (0.39)      (0.38)      (0.40)     (0.49)
   In excess of net investment income ........        --          --       (0.00)(a)   (0.01)         --         --
   Net realized gain on investments ..........     (0.09)      (0.71)      (0.62)      (0.50)      (0.56)     (0.24)
   In excess of net realized gain on investments      --       (0.02)      (0.02)      (0.03)         --         --
 DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .....................     (0.05)      (0.13)      (0.11)      (0.13)      (0.08)        --
   Net realized gain on investments ..........     (0.10)      (0.17)      (0.19)      (0.17)      (0.11)        --
                                                --------    --------    --------    --------    --------    -------
   Total distributions .......................     (0.55)      (1.60)      (1.33)      (1.22)      (1.15)     (0.73)
                                                --------    --------    --------    --------    --------    -------
   NET ASSET VALUE, END OF PERIOD ............  $  10.40    $  10.02    $  11.40    $  11.45    $  11.48    $ 11.08
                                                ========    ========    ========    ========    ========    =======
   Net asset value total return+ ............       7.9%        0.0%        9.4%        8.3%       13.5%       8.4%
                                                ========    ========    ========    ========    ========    =======
   Market value, end of period ...............  $  10.75    $   9.13    $  10.56    $  11.25    $  10.31    $  9.25
                                                ========    ========    ========    ========    ========    =======
   Total investment return++ ................      22.5%       (1.7)%       3.2%       18.4%       22.2%      (7.3)%
                                                ========    ========    ========    ========    ========    =======
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO
   COMMON STOCK SHAREHOLDERS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ......  $111,660    $108,066    $120,179    $120,726    $122,382    $89,659
   Net assets attributable to common shares,
     end of period (in 000's) ................  $ 81,660    $ 78,066    $ 90,179    $ 90,726    $ 92,382    $89,659
   Ratio of net investment income to average
     net assets attributable to common stock .      6.74%(e)    6.49%       4.35%       4.54%       4.23%      4.33%
   Ratio of operating expenses to average
     net assets attributable to common stock (b)    1.56%(e)    1.48%       1.80%       1.83%       1.68%      1.45%
   Ratio of operating expenses to average
     total net assets (d) ....................      1.14%(e)    1.10%       1.36%       1.38%       1.39%      1.45%
   Portfolio turnover rate ...................        46%        169%        175%        149%        243%       114%
PREFERRED STOCK:
   Liquidation value, end of
      period (in 000's) ......................  $ 30,000    $ 30,000    $ 30,000    $ 30,000    $ 30,000         --
   Total shares outstanding (in 000's) .......     1,200       1,200       1,200       1,200       1,200         --
   Asset coverage ............................       372%        360%        401%        402%        408%        --
   Liquidation preference per share ..........  $  25.00    $  25.00    $  25.00    $  25.00     $ 25.00         --
   Average market value (c) ..................  $  25.75    $  24.31    $  25.36    $  26.84     $ 25.69         --

  ------------------------------
+   Based  on  net  asset  value  per  share,   adjusted  for   reinvestment  of
    distributions. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(c) Based on weekly prices.
(d) Amounts are attributable to both common and preferred stock assets. Prior to 1997, there was no preferred stock outstanding.
(e) Annualized.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the Policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,855,044       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

   ----------------------------------------------------
   For general information about the Gabelli Funds,
   call 1-800-GABELLI (1-800-422-3554), fax us at
   914-921-5118, visit Gabelli Funds' Internet homepage
   at: HTTP://WWW.GABELLI.COM,
   or e-mail us at: closedend@gabelli.com
   ----------------------------------------------------
--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001

                                                                     GBFCS 06/01